Exhibit 99.1
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2021			Second Quarter 2021			Third Quarter 2021			Year-to-Date 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Net Sales	$3,803.5	$—	$3,803.5	$3,880.0	$—	$3,880.0	$3,865.4	$—	$3,865.4	$11,548.9	$—	$11,548.9
	Gross profit	1,413.7	4.4	1,418.1	1,386.4	1.3	1,387.7	1,241.6	5.1	1,246.7	4,041.7	10.8	4,052.5
	% of Net Sales	37.2%		37.3%	35.7%		35.8%	32.1%		32.3%	35.0%		35.1%
	Selling, general and administrative	731.3	(15.1)	716.2	778.5	(18.5)	760.0	783.8	(18.7)	765.1	2,293.6	(52.3)	2,241.3
	% of Net Sales	19.2%		18.8%	20.1%		19.6%	20.3%		19.8%	19.9%		19.4%
	Operating profit	682.4	19.5	701.9	607.9	19.8	627.7	457.8	23.8	481.6	1,748.1	63.1	1,811.2
	% of Net Sales	17.9%		18.5%	15.7%		16.2%	11.8%		12.5%	15.1%		15.7%
	Earnings from continuing operations before income taxes and equity interest	587.0	23.9	610.9	508.4	33.3	541.7	384.7	32.5	417.2	1,480.1	89.7	1,569.8
	Income taxes on continuing operations	118.4	6.0	124.4	70.1	8.4	78.5	0.5	6.8	7.3	189.0	21.2	210.2
	Share of net earnings of equity method investment	1.8	0.2	2.0	4.4	11.0	15.4	9.8	—	9.8	16.0	11.2	27.2
	Net earnings from continuing operations attributable to common shareowners - Diluted[4]	461.8	18.1	479.9	439.2	35.9	475.1	394.5	25.7	420.2	1,295.5	79.7	1,375.2
	Diluted earnings per share of common stock - Continuing operations[4]	$2.81	$0.11	$2.92	$2.66	$0.22	$2.88	$2.39	$0.15	$2.54	$7.86	$0.48	$8.34

[1]	The Company’s results represent continuing operations and exclude the commercial electronic security and healthcare businesses following the announced divestiture in December 2021. The results of these businesses were previously included in the Company's Security segment and have been recorded as discontinued operations.
[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives, deal costs, facility-related costs and restructuring.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
[4]	Results reflect the restatement of historical financial statements to correct errors related to the accounting for Equity Units as disclosed in the Company's Form 8-K filed on January 26, 2022.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2020			Second Quarter 2020			Third Quarter 2020
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Net Sales	$2,760.6	$—	$2,760.6	$2,806.3	$—	$2,806.3	$3,488.1	$—	$3,488.1
	Gross profit	882.7	8.6	891.3	886.5	37.4	923.9	1,231.9	6.5	1,238.4
	% of Net Sales	32.0%		32.3%	31.6%		32.9%	35.3%		35.5%
	Selling, general and administrative	630.6	(17.2)	613.4	618.3	(59.4)	558.9	632.1	(27.3)	604.8
	% of Net Sales	22.8%		22.2%	22.0%		19.9%	18.1%		17.3%
	Operating profit	252.1	25.8	277.9	268.2	96.8	365.0	599.8	33.8	633.6
	% of Net Sales	9.1%		10.1%	9.6%		13.0%	17.2%		18.2%
	Earnings from continuing operations before income taxes and equity interest	135.8	46.9	182.7	118.2	135.3	253.5	445.6	77.4	523.0
	Income taxes on continuing operations	11.3	9.6	20.9	(112.5)	151.2	38.7	76.0	18.1	94.1
	Share of net earnings (losses) of equity method investment	(0.2)	1.0	0.8	10.3	3.2	13.5	4.0	2.7	6.7
	Net earnings from continuing operations attributable to common shareowners - Diluted[4]	124.8	38.3	163.1	236.3	(12.7)	223.6	364.0	62.0	426.0
	Diluted earnings per share of common stock - Continuing operations[4]	$0.77	$0.24	$1.01	$1.46	$(0.08)	$1.38	$2.24	$0.38	$2.62

		Fourth Quarter 2020			Year-to-Date 2020
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Net Sales	$4,002.7	$—	$4,002.7	$13,057.7	$—	$13,057.7
	Gross profit	1,404.3	9.2	1,413.5	4,405.4	61.7	4,467.1
	% of Net Sales	35.1%		35.3%	33.7%		34.2%
	Selling, general and administrative	747.5	(19.3)	728.2	2,628.5	(123.2)	2,505.3
	% of Net Sales	18.7%		18.2%	20.1%		19.2%
	Operating profit	656.8	28.5	685.3	1,776.9	184.9	1,961.8
	% of Net Sales	16.4%		17.1%	13.6%		15.0%
	Earnings from continuing operations before income taxes and equity interest	520.2	66.3	586.5	1,219.8	325.9	1,545.7
	Income taxes on continuing operations	68.2	13.6	81.8	43.0	192.5	235.5
	Share of net earnings (losses) of equity method investment	(5.0)	2.9	(2.1)	9.1	9.8	18.9
	Net earnings from continuing operations attributable to common shareowners - Diluted[4]	437.5	55.6	493.1	1,162.6	143.2	1,305.8
	Diluted earnings per share of common stock - Continuing operations[4]	$2.68	$0.34	$3.02	$7.16	$0.88	$8.04

[1]	The Company’s results represent continuing operations and exclude the commercial electronic security and healthcare businesses following the announced divestiture in December 2021. The results of these businesses were previously included in the Company's Security segment and have been recorded as discontinued operations.
[2]	Acquisition-related charges and other relate primarily to a cost reduction program, charges related to the extinguishment of debt, a net loss on the sales of businesses, inventory step-up charges, deal costs and margin resiliency initiatives, partially offset by a release of a contingent consideration liability relating to the CAM acquisition and a one-time tax benefit related to a supply chain reorganization.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
[4]	Results reflect the restatement of historical financial statements to correct errors related to the accounting for Equity Units as disclosed in the Company's Form 8-K filed on January 26, 2022.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

		First Quarter 2021			Second Quarter 2021			Third Quarter 2021			Year-To-Date 2021
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	NET SALES
	Tools & Storage	$3,062.9	$—	$3,062.9	$3,196.5	$—	$3,196.5	$3,185.9	$—	$3,185.9	$9,445.3	$—	$9,445.3
	Industrial	657.7	—	657.7	602.2	—	602.2	593.5	—	593.5	1,853.4	—	1,853.4
	Segment Net Sales	3,720.6	—	3,720.6	3,798.7	—	3,798.7	3,779.4	—	3,779.4	11,298.7	—	11,298.7
	Corporate Overhead & Other	82.9	—	82.9	81.3	—	81.3	86.0	—	86.0	250.2	—	250.2
	Total	$3,803.5	$—	$3,803.5	$3,880.0	$—	$3,880.0	$3,865.4	$—	$3,865.4	$11,548.9	$—	$11,548.9
	SEGMENT PROFIT
	Tools & Storage	$644.7	$4.2	$648.9	$627.0	$9.2	$636.2	$478.5	$14.2	$492.7	$1,750.2	$27.6	$1,777.8
	Industrial	99.8	3.6	103.4	60.5	3.0	63.5	42.6	3.2	45.8	202.9	9.8	212.7
	Segment Profit	744.5	7.8	752.3	687.5	12.2	699.7	521.1	17.4	538.5	1,953.1	37.4	1,990.5
	Corporate Overhead & Other	(62.1)	11.7	(50.4)	(79.6)	7.6	(72.0)	(63.3)	6.4	(56.9)	(205.0)	25.7	(179.3)
	Total	$682.4	$19.5	$701.9	$607.9	$19.8	$627.7	$457.8	$23.8	$481.6	$1,748.1	$63.1	$1,811.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	21.0%		21.2%	19.6%		19.9%	15.0%		15.5%	18.5%		18.8%
	Industrial	15.2%		15.7%	10.0%		10.5%	7.2%		7.7%	10.9%		11.5%
	Total	20.0%		20.2%	18.1%		18.4%	13.8%		14.2%	17.3%		17.6%

[1]	The Company’s results represent continuing operations and exclude the commercial electronic security and healthcare businesses following the announced divestiture in December 2021. The results of these businesses were previously included in the Company's Security segment and have been recorded as discontinued operations. Corporate Overhead and Other includes the results of the Mechanical Access Solutions business for all periods presented.
[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES FOR CONTINUING OPERATIONS TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

		First Quarter 2020			Second Quarter 2020			Third Quarter 2020
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	NET SALES
	Tools & Storage	$2,070.8	$—	$2,070.8	$2,197.2	$—	$2,197.2	$2,804.1	$—	$2,804.1
	Industrial	590.7	—	590.7	517.5	—	517.5	586.6	—	586.6
	Segment Net Sales	2,661.5	—	2,661.5	2,714.7	—	2,714.7	3,390.7	—	3,390.7
	Corporate Overhead & Other	99.1	—	99.1	91.6	—	91.6	97.4	—	97.4
	Total	$2,760.6	$—	$2,760.6	$2,806.3	$—	$2,806.3	$3,488.1	$—	$3,488.1
	SEGMENT PROFIT
	Tools & Storage	$229.9	$3.1	$233.0	$341.1	$28.4	$369.5	$591.9	$5.6	$597.5
	Industrial	66.6	10.4	77.0	3.8	40.6	44.4	62.7	8.4	71.1
	Segment Profit	296.5	13.5	310.0	344.9	69.0	413.9	654.6	14.0	668.6
	Corporate Overhead & Other	(44.4)	12.3	(32.1)	(76.7)	27.8	(48.9)	(54.8)	19.8	(35.0)
	Total	$252.1	$25.8	$277.9	$268.2	$96.8	$365.0	$599.8	$33.8	$633.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	11.1%		11.3%	15.5%		16.8%	21.1%		21.3%
	Industrial	11.3%		13.0%	0.7%		8.6%	10.7%		12.1%
	Total	11.1%		11.6%	12.7%		15.2%	19.3%		19.7%

		Fourth Quarter 2020			Year-To-Date 2020
		GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]	GAAP[1]	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	NET SALES
	Tools & Storage	$3,257.6	$—	$3,257.6	$10,329.7	$—	$10,329.7
	Industrial	657.9	—	657.9	2,352.7	—	2,352.7
	Segment Net Sales	3,915.5	—	3,915.5	12,682.4	—	12,682.4
	Corporate Overhead & Other	87.2	—	87.2	375.3	—	375.3
	Total	$4,002.7	$—	$4,002.7	$13,057.7	$—	$13,057.7
	SEGMENT PROFIT
	Tools & Storage	$657.4	$9.3	$666.7	$1,820.3	$46.4	$1,866.7
	Industrial	87.5	7.7	95.2	220.6	67.1	287.7
	Segment Profit	744.9	17.0	761.9	2,040.9	113.5	2,154.4
	Corporate Overhead & Other	(88.1)	11.5	(76.6)	(264.0)	71.4	(192.6)
	Total	$656.8	$28.5	$685.3	$1,776.9	$184.9	$1,961.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	20.2%		20.5%	17.6%		18.1%
	Industrial	13.3%		14.5%	9.4%		12.2%
	Total	19.0%		19.5%	16.1%		17.0%

[1]	The Company’s results represent continuing operations and exclude the commercial electronic security and healthcare businesses following the announced divestiture in December 2021. The results of these businesses were previously included in the Company's Security segment and have been recorded as discontinued operations. Corporate Overhead and Other includes the results of the commercial electronic security business in five countries in Europe and emerging markets through its disposition in the fourth quarter of 2020 and the Mechanical Access Solutions business for all periods presented.
[2]	Acquisition-related charges and other relate primarily to integration costs, a cost reduction program, inventory step-up charges and margin resiliency initiatives.
[3]	The non-GAAP information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
4